1northerntrust.com | © 2026 Northern Trust Corporationnortherntrust.com | © 2026 Northern Trust Corporation Presenting: Presenting: Bank of America Securities 2026 Financial Services Conference Northern Trust Asset Management Overview February 10, 2026 Michael Hunstad, Ph.D. Northern Trust Asset Management, President

2northerntrust.com | © 2026 Northern Trust Corporation This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. Forward-Looking Statements

Northern Trust Asset Management (NTAM) Overview

A leading global investment manager with a client-centric culture rooted in a fiduciary heritage.

$1.4T
ASSETS UNDER MANAGEMENT*

960
PARTNERS

16
LOCATIONS GLOBALLY

19th Largest
Worldwide Assets ****



Equity
59%
Fixed Income
12%
ASSET CLASS
Cash
23%
Other / Multi-Asset**
6%
Alternatives
1%



Active
37%
STYLE
Index
63%



Institutional
75%
CLIENT TYPE
Wealth & Retail
25%

Top 3	Top 5	$300B
Largest Direct Index Manager/ Custom Equity SMA provider***	Largest U.S. Bond & Equities Index Manager ****	Liquidity AUM (11th largest, U.S.)

OUR ADVANTAGES

Leveraging the strength of Northern Trust

Global network of investment professionals with deep expertise

Demonstrated ability to adapt in various market environments

Differentiated thought leadership and insights

Solving complex investment challenges with innovative solutions

Focused on placing the needs of our clients above all else

*Assets under management as of December 31, 2025. Please note this reflects Northern Trust Asset Management's AUM and is a subset of The Northern Trust Corporation's overall AUM.
**Inclusive of Multi-Asset, Multi-Manager Solutions, and OCIO AUM.
*** Cerulli, Providers of Direct Index SMAs, "U.S. Managed Accounts 2025" report. ****Special Report on the Largest Money Managers," Pensions & Investments (P&I) 6/16/2025. Ranking based on total worldwide AUM of $1.3T as of 12/31/2024. Index manager ranking: U.S. Institutional, tax exempt, managed internally. Please see Important Information slides in this document for more information about rankings and awards. Past performance and above rankings are not indicative of future results.

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Investment Management Expertise

Comprehensive asset class capabilities from Alternatives, Indexing and Quantitative, to fundamental active and multi-manager.

CAPITAL MARKETS EXPERTISE

Equity

Quantitative
Indexing
Tax Advantaged
Multi-Manager

Fixed Income

Quantitative
Fundamental
Indexing
Cash Mgt.
Multi-Manager

Alternatives

Private Equity
Private Credit
Hedge Funds
Real Assets

Solutions

Retirement
Multi-Manager
Inv. Advisory
Sustainability

Asset Allocation

Strategic
Tactical

Forward-looking, historically aware investment approach

Collective Funds • Common Contractual Funds (CCF) • Common Funds • Exchange Traded Funds (ETFs) • Fonds voor Gemene Rekening (FGR) • Undertakings for Collective Investment in Transferable Securities (UCITS) • Managed Accounts • Mutual Funds • Separate Accounts

GLOBAL PRODUCT VEHICLES

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NTAM Growth Investment Priorities

Aligned our capabilities to industry trends where we have a right to win

Projected Market Growth (2024 – 2029F)


ETFs
U.S. ETFs:
18%
$10.3T
$24.0T
2024
2029F
Alternatives
Global Privates:
12%
$15.0T
$26.0T
2024
2029F
Custom SMAs
Retail Custom SMAs:
12%
$2.8T
$4.9T
2024
2029F

NTAM's Right to Win

- ✓ Existing scaled platform
- ✓ Suite of equity, fixed income and real assets product that can scaled
- ✓ Partnership with NT Wealth Management in product development

- ✓ Nearly 25-year track record of investing in private markets
- ✓ Private equity (PE) program outperformed the PE and public market indices on a net basis over 5yr, 10yr, 15yr time periods[2]
- ✓ Capabilities in primaries (venture, private equity and credit), secondaries, co-investments

- ✓ Top 3 provider of Direct Indexing/Tax Advantaged Equity with ~$150B in AUM[1]
- ✓ 35 years of expertise with a track record of after-tax alpha
- ✓ Opportunity to leverage technology to further scale customization capabilities and deepen distribution

Sources: ETFS (Cerulli) Alternatives (Oliver Wyman), Custom SMAs (Cerulli). [1] Cerulli, Providers of Direct Index SMAs, "U.S. Managed Accounts 2025" report. [2] 50 South Capital data as of 6/30/25. Benchmark data as of 6/30/25. Past performance is not indicative or guarantee of future results. Please see "Performance Endnotes and Additional Information" of this presentation for important information regarding the source and calculations of 50 South Capital Advisors Net IRR, Cambridge Associates PE FoF Benchmark and MSCI ACWI/World Benchmark.

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Key Achievements

Product velocity increasing and executing across our key growth priorities

STRATEGIC PRIORITY AREAS

ETFs
- ✓ Launched 11 new ETFs
- ✓ Distributing ladder ETF nominated for "Best New U.S. Fixed Income ETF"[1]

Custom SMAs
- ✓ $5B+ in net flows in our Tax-Advantaged Equity suite
- ✓ Extended direct indexing capabilities into new channels
- ✓ Expanded fixed income SMAs platform

Alternatives
- ✓ Increased fundraising 2.5x YoY
- ✓ Significant investments made across people and technology to further accelerate our double-digit growth

Liquidity
- ✓ $35B+ in net flows in 2025
- ✓ 12 consecutive quarter of positive new flows
- ✓ Launch Tokenized share class

2025 PRODUCT LAUNCHES

7	11	14	4	19
Alternative Funds & Custom Solutions	Fixed Income ETFs	Taxable Bond SMAs	Collective Investment Trusts	International Funds (UCITS, JIT, AUT, DFC, UK NURS)[2]

[1]ETF.com
[2]JIT =Japanese Investment Trust; AUT = Australian Unit Trust; DFC = Diversified Funds of Canada; NURS = Non UCITS Retail Scheme (UK fund structure).

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7northerntrust.com | © 2026 Northern Trust Corporation About the Rankings and Awards shown below Past performance is not indicative of future results. Pensions & Investments: Unless otherwise noted, rankings were published in Pensions & Investments magazine’s “2025 Special Report on the Largest Money Managers,” and are based on 12/31/2024 AUM. Rankings are calculated based on 369 investment management firms responding to P&I’s online questionnaire. To qualify for inclusion in the rankings, each firm must manage assets for U.S. institutional tax-exempt clients, such as qualified retirement plans, endowments or foundations, and answer the minimum required questions. Important Information